RIVER CANYON TOTAL RETURN BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated December 23, 2024

to the Prospectus and Statement of Additional Information

dated January 28, 2024

The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the River Canyon Total Return Bond Fund (the “Fund”).

The information identifying the Fund’s portfolio manager on page 4 of the Prospectus in the subsection entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Sam Reid

Lead Portfolio Manager

Length of Service: Since March 2022

Jeffrey Kivitz

Portfolio Manager

Length of Service: Since December 2024

Adam Rizkalla

Portfolio Manager

Length of Service: Since January 2023

The biographical information of the Fund’s portfolio manager on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Sam Reid

Partner and Portfolio Manager

River Canyon Total Return Bond Fund

Sam Reid is an Investment Partner at Canyon. Mr. Reid joined Canyon in 2008 and is a Portfolio Manager for River Canyon funds. Prior to this role, Mr. Reid was Head Debt Trader for Canyon’s investments across the firm’s global platform. Prior to joining Canyon, Mr. Reid worked at JPMorgan Chase as a sell-side High Yield Credit trader, where he traded CDS and high yield bonds in both a market making and proprietary trading capacity. Mr. Reid is a graduate of Georgetown University (dual B.S., International Business and Finance). Mr. Reid is a CFA® charterholder.

Jeffrey Kivitz

Partner and Chief Investment Officer

River Canyon Total Return Bond Fund

Jeffrey Kivitz is an Investment Partner and the Chief Investment Officer of Canyon Capital Advisors. Mr. Kivitz joined Canyon in 2008 and oversees the corporate and asset backed investment teams in developing, analyzing, and implementing investment strategies across the firm’s global platform. Mr. Kivitz also serves as Co-Portfolio Manager for Canyon’s Evergreen Private Credit strategy. Mr. Kivitz has extensive expertise investing in the financials, technology, software, building products and retail sectors. Prior to joining Canyon, Mr. Kivitz worked at Bain & Company as a consultant in both the private equity and general consulting practices, where he acted as an advisor on buyout and corporate strategy. Mr. Kivitz is a graduate of Williams College (B.A., Economics, cum laude).

Adam Rizkalla

Senior Vice President

River Canyon Total Return Bond Fund

Adam Rizkalla is a Senior Vice President within the Investment team at Canyon. Mr. Rizkalla joined Canyon in 2022 and primarily focuses on structured products including asset-backed securities, residential mortgage-backed securities, and commercial mortgage-backed securities. Prior to joining Canyon, Mr. Rizkalla worked at Thornburg Investment Management, where he invested in a variety of structured products. Previously, Mr. Rizkalla worked at J.P. Morgan as an investment banker in the Structured Products Group. Mr. Rizkalla is a graduate of Seattle Pacific University (B.A., Accounting). Mr. Rizkalla is a CFA® charterholder.

The Portfolio Manager Holdings section on page 40 of the SAI is deleted in its entirety and replaced with the following:

The following table indicates for the Fund the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2024.

Dollar Range of Shares in the Fund
			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	Over
Individual	Title	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Sam Reid	Partner and Portfolio Manager			X
Jeffrey Kivitz	Partner and Chief Investment Officer							X
Adam Rizkalla	Senior Vice President	X

The tables in the Other Portfolio Manager Information section on page 40 of the SAI are deleted in their entirety and replaced with the following:

The following tables indicate the number of accounts and assets under management (in millions) for each type of account for the portfolio managers as of September 30, 2024.

Sam Reid, Partner and Portfolio Manager:

	Number of Accounts		Assets Under Management (in millions)

Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee

Registered Investment Companies	0	0	$0	$0

Other Pooled Investment Vehicles	0	0	$0	$0

Other Accounts	0	0	$0	$0

Total	0	0	$0	$0

Jeffrey Kivitz, Partner and Chief Investment Officer:
	Number of Accounts		Assets Under Management (in millions)

Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee

Registered Investment Companies	0	0	$0	$0

Other Pooled Investment Vehicles	15	15	$10.8 billion	$10.8 billion

Other Accounts	0	0	$0	$0

Total	0	0	$0	$0

Adam Rizkalla, Senior Vice President:

	Number of Accounts		Assets Under Management (in millions)

Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee

Registered Investment Companies	0	0	$0	$0

Other Pooled Investment Vehicles	0	0	$0	$0

Other Accounts	0	0	$0	$0

Total	0	0	$0	$0

The “Portfolio Manager Compensation” section on page 40 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager Compensation

The Adviser compensates the portfolio managers for their management of the Fund. River Canyon portfolio managers are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. The portfolio managers may receive all or some combination of salary, annual discretionary bonus, and interests in the carried interest in certain of Canyon’s funds.

Partners are compensated by salary and ownership/division of the profits of the firm, which includes River Canyon’s parent company, Canyon Capital Advisors, LLC. Employees are compensated by salary plus discretionary bonus. The firm has established an Equity Plan for certain investment professionals and members of senior management who have been named partners, including Mr. Reid and Mr. Kivitz. Participants will generally receive a share of the net profits of the firm, including that of River Canyon. There are currently 16 partners. As of 2023, over 50% of the firm’s net profits are allocated to partners. Generally, up to 25% of such amounts are subject to deferral for two years. Partners also have the right to participate in capital events. No capital event is currently contemplated.

Overall compensation is tied to several factors, including individual performance and the firm’s performance. Senior employees participate in the firm’s long term incentive program, a deferred compensation program in which a portion of compensation vests over three years and is paid at the end of five years. Returns on deferred compensation are linked to the performance of certain funds advised by Canyon.

This Supplement and the Prospectus should be retained for future reference.

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